EXHIBIT 99.1

             (Tables from the Ashland Inc. Fact Sheet as of June 30, 2006, posted to Ashland Inc.'s website on July 26, 2006)


                             FINANCIAL INFORMATION

                                                   2001      2002      2003      2004      2005    YTD-2006     Q3-2006
                                                  ------    ------    ------    ------    ------   --------     -------
Sales & Operating Revenues ($, millions)
  APAC                                            2,624     2,652     2,400     2,525     2,539      2,053         838
  Performance Materials                             782       814       875     1,026     1,369      1,068         370
  Distribution                                    2,858     2,541     2,811     3,199     3,810      3,046       1,050
  Valvoline                                       1,064     1,152     1,235     1,297     1,326      1,030         366
  Water Technologies                                309       316       337       360       394        310         113
  Intersegment Sales                                (93)      (85)      (92)     (106)     (168)      (129)        (46)
                                                  ------    ------    ------    ------    ------   --------     -------
                                                  7,544     7,390     7,566     8,301     9,270      7,378       2,691

Operating Income ($, millions)
  APAC                                               42       111       (57)       94        30         95          68
  Performance Materials                               5        34        (1)       42        88         94          41
  Distribution                                       17       (15)       12        56        99         95          30
  Valvoline                                          58        56        61        77        59         (6)        (10)
  Water Technologies                                  7        12         3        14        11          9           9
  Refining & Marketing                              707       143       263       383       486          -           -
  Unallocated & Other                                (5)      (20)      (15)       (4)      (27)       (16)        (11)
                                                  ------    ------    ------    ------    ------   --------     -------
                                                    831       321       266       662       746        271         127



                             OPERATING INFORMATION

                                                   2001      2002      2003      2004      2005    YTD-2006     Q3-2006
                                                  ------    ------    ------    ------    ------   --------     -------
APAC
  Construction backlog ($, millions)              1,629     1,691     1,745     1,746     2,038      1,951
  Net construction job revenues ($, millions)     1,547     1,527     1,361     1,433     1,458      1,189         509
  Hot-mix asphalt production (million tons)        36.7      36.7      32.5      33.4      31.3       20.7         8.7
  Aggregate production (million tons)              28.7      31.0      28.7      29.6      31.4       23.7         8.7
Performance Materials
  Sales dollars per shipping day ($, millions)      3.1       3.2       3.5       4.0       5.4        5.7         5.9
  Pounds sold per shipping day (millions)           4.4       4.7       4.7       5.1       5.4        5.0         5.1
  Gross profit as a % of sales                     19.5      25.8      22.1      20.4      20.4       23.2        25.0
Distribution
  Sales dollars per shipping day ($, millions)     11.2      10.1      11.2      12.6      15.1       16.2        16.7
  Pounds sold per shipping day (millions)          19.0      17.3      18.2      19.4      19.2       19.0        19.6
  Gross profit as a % of sales                      8.9       9.7       9.9       9.6       9.7        9.7         9.3
Valvoline
  Lubricant sales (million gallons)               187.4     199.0     193.5     191.6     175.4      127.8        45.1
  Premium lubricants (% of U.S. branded volumes)   11.7      16.1      18.5      21.5      23.4       23.2        22.4
  Gross profit as a % of sales                     26.5      27.3      27.8      28.2      26.6       21.4        20.2
Water Technologies
  Sales dollars per shipping day ($, millions)      1.2       1.3       1.3       1.4       1.6        1.6         1.8
  Gross profit as a % of sales                     55.2      51.2      50.4      49.3      47.8       47.0        45.5
